Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER
THE TRUST INDENTURE ACT OF 1939 OF A
CORPORATION DESIGNATED TO ACT AS TRUSTEE
Check if an Application to Determine Eligibility of
a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368
I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

George J. Rayzis
U.S. Bank National Association
EX-PA-WBSP
50 S. 16th Street
Suite 2000
Philadelphia, PA 19102
215-761-9317
(Name, address and telephone number of agent for service)

TRIUMPH GROUP, INC.
(Obligor with respect to the Securities)

Delaware	51-0347963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive Suite 100 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

8% Senior Notes due 2017
(Title of the Indenture Securities)

Triumph Processing, Inc. (Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2504410 (I.R.S. Employer Identification No.)

Triumph Structures—Los Angeles, Inc. (Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	95-2110814 (I.R.S. Employer Identification No.)

Triumph Brands, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2974847 (I.R.S. Employer Identification No.)

Triumph Group Acquisition Corp. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2974848 (I.R.S. Employer Identification No.)

The Triumph Group Operations, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0347964 (I.R.S. Employer Identification No.)

Triumph Group Acquisition Holdings, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3075463 (I.R.S. Employer Identification No.)

Triumph Fabrications—Fort Worth, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	75-1716019 (I.R.S. Employer Identification No.)

Triumph Instruments, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2884213 (I.R.S. Employer Identification No.)

Triumph Engineered Solutions, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	13-3869941 (I.R.S. Employer Identification No.)

Nu-Tech Brands, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2990482 (I.R.S. Employer Identification No.)

Triumph Fabrications—San Diego, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2996633 (I.R.S. Employer Identification No.)

Triumph Precision Castings Co. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3047800 (I.R.S. Employer Identification No.)

Triumph Turbine Services, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3072034 (I.R.S. Employer Identification No.)

Triumph Engineering Services, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3086299 (I.R.S. Employer Identification No.)

Triumph Actuation Systems—Valencia, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-3087691 (I.R.S. Employer Identification No.)

Triumph Composite Systems, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	55-0803321 (I.R.S. Employer Identification No.)

Triumph Thermal Systems, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	05-0567797 (I.R.S. Employer Identification No.)

Triumph Gear Systems, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	54-1840009 (I.R.S. Employer Identification No.)

Triumph Aftermarket Services Group, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0701287 (I.R.S. Employer Identification No.)

Triumph Aerospace Systems Group, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-0701219 (I.R.S. Employer Identification No.)

Triumph Structures—Wichita, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-4449110 (I.R.S. Employer Identification No.)

Triumph Accessory Services—Grand Prairie, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8227096 (I.R.S. Employer Identification No.)

Kilroy Steel, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1068201 (I.R.S. Employer Identification No.)

Kilroy Structural Steel Co. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	52-1068203 (I.R.S. Employer Identification No.)

Triumph Metals Company (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	55-2229250 (I.R.S. Employer Identification No.)

Triumph Precision, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8646648 (I.R.S. Employer Identification No.)

Triumph Instruments—Burbank, Inc. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-8646590 (I.R.S. Employer Identification No.)

Triumph Investment Holdings, Inc. (Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-3094114 (I.R.S. Employer Identification No.)

Triumph Aviations Inc. (Exact name of obligor as specified in its charter)

Pennsylvania (State or other jurisdiction of incorporation or organization)	23-3101288 (I.R.S. Employer Identification No.)

Triumph Aerospace Systems—Newport News, Inc. (Exact name of obligor as specified in its charter)

Virginia (State or other jurisdiction of incorporation or organization)	54-1486601 (I.R.S. Employer Identification No.)

The Mexmil Holding Company, LLC (Exact name of obligor as specified in its charter)

California (State or other jurisdiction of incorporation or organization)	33-0795911 (I.R.S. Employer Identification No.)

Triumph Actuation Systems—Connecticut, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2985939 (I.R.S. Employer Identification No.)

Triumph Actuation Systems, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	51-0347968 (I.R.S. Employer Identification No.)

CBA Acquisition, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2974848* (I.R.S. Employer Identification No.)

HT Parts, L.L.C. (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	02-0593102 (I.R.S. Employer Identification No.)

Triumph Interiors, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	20-4720061 (I.R.S. Employer Identification No.)

Triumph Structures—Long Island, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-1739922 (I.R.S. Employer Identification No.)

Triumph Controls, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	23-2831481 (I.R.S. Employer Identification No.)

Triumph Group Holdings—Mexico, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-4831221 (I.R.S. Employer Identification No.)

Triumph Group Investment—Mexico, LLC (Exact name of obligor as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	26-4831077 (I.R.S. Employer Identification No.)

Triumph Insulation Systems, LLC (Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	88-0351614 (I.R.S. Employer Identification No.)

Airframe Spares and Logistics, LLC (Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-1082512 (I.R.S. Employer Identification No.)

Mexmil China, LLC (Exact name of obligor as specified in its charter)

Nevada (State or other jurisdiction of incorporation or organization)	20-8195141 (I.R.S. Employer Identification No.)

Triumph Airborne Structures, Inc. (Exact name of obligor as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	71-0781909 (I.R.S. Employer Identification No.)

Triumph Fabrications—Hot Springs, Inc. (Exact name of obligor as specified in its charter)

Arkansas (State or other jurisdiction of incorporation or organization)	71-0402217 (I.R.S. Employer Identification No.)

Triumph Gear Systems—Macomb, Inc. (Exact name of obligor as specified in its charter)

Michigan (State or other jurisdiction of incorporation or organization)	38-2180514 (I.R.S. Employer Identification No.)

Triumph Aerospace Systems—Wichita, Inc. (Exact name of obligor as specified in its charter)

Kansas (State or other jurisdiction of incorporation or organization)	48-1072049 (I.R.S. Employer Identification No.)

Lamar Electro-Air Corporation (Exact name of obligor as specified in its charter)

Kansas (State or other jurisdiction of incorporation or organization)	23-3074044 (I.R.S. Employer Identification No.)

Triumph Structures—Kansas City, Inc. (Exact name of obligor as specified in its charter)

Missouri (State or other jurisdiction of incorporation or organization)	43-0996699 (I.R.S. Employer Identification No.)

Triumph Structures—East Texas, Inc. (Exact name of obligor as specified in its charter)

Texas (State or other jurisdiction of incorporation or organization)	26-4395932 (I.R.S. Employer Identification No.)

*Disregarded entity.  The I.R.S. Employer Identification Number listed is that of its parent company.

c/o Triumph Group, Inc.

1550 Liberty Ridge Drive

Suite 100

Wayne, Pennsylvania 19087

(610) 251-1000

(Address, Including Zip Code, and Telephone Number, Including Area Code,

of Each of the Co-Registrant’s Principal Executive Offices)

John B. Wright, II

Vice President, General Counsel and Secretary

Triumph Group, Inc.

1550 Liberty Ridge Drive

Suite 100

Wayne, Pennsylvania 19087

(610) 251-1000

(Name, Address, Including Zip Code, and Telephone Number, Including Area Code,

of Agent for Service for Each Co-Registrant)

With copies to:

Gerald J. Guarcini

Ballard Spahr LLP

1735 Market Street

51st Floor

Philadelphia, Pennsylvania 19103

(215) 665-8500

Facsimile: (215) 864-8999

FORM T-1

Item 1.                              GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)                                    Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency
Washington, D.C.

b)                                     Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.                              AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15.                                   Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.                                                    LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.                                       A copy of the Articles of Association of the Trustee.*

2.                                       A copy of the certificate of authority of the Trustee to commence business.*

3.                                       A copy of the certificate of authority of the Trustee to exercise corporate trust powers.*

4.                                       A copy of the existing bylaws of the Trustee.**

5.                                       A copy of each Indenture referred to in Item 4.  Not applicable.

6.                                       The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.                                       Report of Condition of the Trustee as of September 30, 2009 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-159463 filed on August 21, 2009.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia, State of Pennsylvania on the 24th of November, 2009.

By:	/s/ George J. Rayzis
George J. Rayzis
Vice President

By:	/s/ Ralph E. Jones
Ralph E. Jones
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated:  November 24, 2009

By:	/s/ George J. Rayzis
George J. Rayzis
Vice President

By:	/s/ Ralph E. Jones
Ralph E. Jones
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

As of 9/30/2009

($000’s)

9/30/2009
Assets
Cash and Balances Due From Depository Institutions	$5,280,939
Securities	40,563,378
Federal Funds	3,740,525
Loans & Lease Financing Receivables	179,125,128
Fixed Assets	4,619,442
Intangible Assets	12,762,329
Other Assets	13,851,241
Total Assets	$259,942,982

Liabilities
Deposits	$180,624,239
Fed Funds	10,951,345
Treasury Demand Notes	0
Trading Liabilities	469,006
Other Borrowed Money	28,305,774
Acceptances	0
Subordinated Notes and Debentures	7,779,967
Other Liabilities	6,311,437
Total Liabilities	$234,441,768

Equity
Minority Interest in Subsidiaries	$1,640,987
Common and Preferred Stock	18,200
Surplus	12,642,020
Undivided Profits	11,200,007
Total Equity Capital	$25,501,214

Total Liabilities and Equity Capital	$259,942,982

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ George J. Rayzis
Vice President
Date: November 24, 2009